Exhibit 99.1

STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (this “Agreement”) is effective as of August 10, 2022, by and between Steven Lu, an individual residing at 21066 Willow Heights Drive, Diamond Bar, CA 91765 (the “Seller”) and Focus Universal Inc., a Nevada corporation (the “Purchaser” or the “Company”) (with both Purchaser and Seller being the “Parties”).

RECITAL

Under the terms and provisions set forth in this Agreement, and pursuant to that certain Settlement and Release Agreement executed by and between the Parties of even date herewith, Seller desires hereby to sell, transfer and assign to Purchaser, and Purchaser desires hereby to purchase and acquire from Seller, 400,000 shares of Common Stock, $0.001 par value (the “Common Stock”), of the Company.

AGREEMENT

NOW, THEREFORE, Seller and Purchaser hereby agree as follows:

1.            Sale, Transfer and Assignment of Common Stock. Under the terms and provisions set forth in this Agreement, Seller hereby agrees to sell, transfer and assign to Purchaser, and Purchaser hereby agrees to purchase and acquire from Seller, 400,000 shares (the “Shares”) of the Company, owned of record and beneficially by Seller immediately before the Closing (as defined in Section 3 of this Agreement).

2.            Purchase Price. The purchase price for the Shares is $5.00, which shall be paid by Purchaser to Seller in two separate payments (a) 50% at the Closing (as defined in Section 3 of this Agreement) by check payable to the order of Seller or wire transfer and (b) the remaining 50% within 180 days after the Closing.

3.            Closing of Purchase and Sale of the Shares. The closing of the transaction contemplated by this Agreement (the “Closing”) shall occur concurrently with Seller’s and Purchaser’s mutual execution and delivery of this Agreement. As soon as reasonably practicable after the Closing, Seller shall deliver or cause to be delivered to Purchaser a stock certificate evidencing ownership by Purchaser of the Shares. As of the Closing, immediately upon Seller’s receipt from Purchaser of the Purchase Price, Purchaser shall and for all purposes shall be deemed to (a) own the Shares, (b) have irrevocable right, title and interest in and to the Shares and (c) own all of the rights, preferences and privileges of the Shares.

4.            Representations and Warranties of Seller to Purchaser. Seller hereby represents and warrants to Purchaser all of the following:

4.1.            Enforceability. This Agreement is a valid and binding obligation of Seller, enforceable against Seller in accordance with its terms.

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4.2.            No Conflict, Breach or Default. The consummation by Seller of the transaction contemplated by this Agreement, including the execution and delivery of this Agreement, will not conflict with or result in a breach of any of the unwaived terms of any agreement or instrument to which Seller is bound or constitute a default thereunder. Without limiting the generality of the foregoing, the sale and transfer by Seller to Purchaser of the Shares pursuant to this Agreement will not conflict with or result in a breach of any of the unwaived terms of any right of first refusal or repurchase right of the Company or any other person with respect to the Shares or constitute a default thereunder.

4.3.            Title. Immediately before the Closing, Seller is the record and beneficial owner of the Shares, free and clear of all liens, pledges, claims, encumbrances, security interests, options and charges, except for restrictions of applicable securities laws that do not constitute an impediment to the transaction contemplated by this Agreement, and Seller has full legal right, power, authority and capacity to sell, transfer and deliver the Shares to Purchaser in accordance with the terms and provisions of this Agreement.

4.4.            Power and Authority. Seller has all the necessary power and authority to enter into this Agreement and to consummate the transaction contemplated by this Agreement.

4.5.            Due Execution and Delivery. Seller has duly executed and delivered this Agreement.

5.            Representations and Warranties of Purchaser to Seller. Purchaser hereby represents and warrants to Seller all of the following:

5.1.            Enforceability. This Agreement is a valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms.

5.2.            No Conflict, Breach or Default. The consummation by Purchaser of the transaction contemplated by this Agreement, including the execution and delivery of this Agreement, will not conflict with or result in a breach of any of the unwaived terms of any agreement or instrument to which Purchaser is bound or constitute a default thereunder.

5.3.            Due Execution and Delivery. Purchaser has duly executed and delivered this Agreement.

6.            Securities Laws. Purchaser hereby acknowledges, represents and warrants to Seller, and hereby covenants and agrees to, all of the following:

6.1.            No Registration. Purchaser understands and acknowledges to have been advised by Seller that the Shares will be sold, transferred and assigned by Seller to Purchaser without registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the so-called “Section 4(1 ½) exemption” from the registration requirements of the Securities Act. Purchaser understands and acknowledges that the Shares must be held indefinitely by Purchaser unless (a) the Shares subsequently are registered under the Securities Act, or (b) an exemption from the registration requirements of the Securities Act is available in connection with any proposed transfer of the Shares by Purchaser. Purchaser understands and acknowledges to have been advised by Seller and the Company that the Company has no obligation at any time to register any of the Shares under the Securities Act.

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6.2.            Restriction on Transfer. Without in any way limiting Purchaser’s representations and warranties set forth in this Agreement, Purchaser covenants and agrees that Purchaser shall not sell or otherwise transfer all or any portion of the Shares, or any interest in all or any portion of the Shares, without registration under the Securities Act unless Purchaser first demonstrates to the satisfaction of the Company that a specific exemption from such registration requirement is available with respect to the proposed transfer and provides to the Company, at its request, an opinion of legal counsel satisfactory to the Company that the proposed transfer may be made without violation of the Securities Act and will not affect the exemption or exemptions relied on by the Company in connection with the original issuance and sale to Seller of the Shares.

6.3.            No Public Market. Purchaser understands and acknowledges that no public market for the Shares exists, that such a public market may never exist and that Purchaser may never be able to sell or dispose of the Shares even if such a public market develops, meaning that Purchaser may have to bear the risk of Purchaser’s investment in the Shares for a substantial period of time or forever.

6.4.            Purchaser Sophistication; “Accredited Investor” Status; Acknowledgment of Receipt of Necessary Information. Purchaser is an experienced and sophisticated investor, Purchaser is able to fend for Purchaser with respect to Purchaser’s purchase of the Shares, and Purchaser has such knowledge and experience in financial and business matters that Purchaser is capable of evaluating the merits and risks of investing in the Shares. Purchaser is an “accredited investor” as defined in Rule 501(a) of Regulation D under the Securities Act. Purchaser is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision regarding the merits and risks of investing in the Shares. Purchaser is not basing Purchaser’s decision to purchase and acquire the Shares on any oral or written representation made to Purchaser by Seller or any agent of Seller but is basing Purchaser’s decision to purchase and acquire the Shares solely on Purchaser’s own knowledge of the Company and the Company’s business affairs and financial condition derived solely from Purchaser’s independent analyses of information about the Company and the Company’s business affairs and financial condition. Purchaser has had ample opportunity to ask questions of the Company and the Company’s representatives and to seek independent investment, tax and legal advice before investing in the Shares. Purchaser acknowledges that Purchaser has received all such information as Purchaser has considered and currently considers necessary (a) for evaluating the merits and risks of acquiring the Shares and (b) for verifying the accuracy of any information furnished to Purchaser or to which Purchaser has had access.

6.5.            Independent Counsel and Advisors. Seller hereby acknowledges that he has had sufficient time and opportunity in which to consider the terms of this Agreement and to consult with an attorney and tax and financial advisors of his own choosing concerning the terms hereof (including, without limitation, the releases provided herein) and any tax consequences of the transactions contemplated hereby. Seller further acknowledges that he has read and understands the terms of this Agreement, that it represents the product of arms’ length bargaining between the parties, that he signs it voluntarily and without coercion, and that the releases made herein are knowing, conscious and with full appreciation that he is forever foreclosed from pursuing any of the rights or claims so released. Seller also acknowledges that all tax obligations as a result of this sale are his own. Seller shall be solely responsible for, and is legally bound to make payment of, any taxes determined to be due and owing (including penalties and interest related thereto) by him to any federal, state, local, or regional taxing authority.

6.6.            Speculative Investment. Purchaser represents and warrants that the nature and amount of the Shares being purchased by Purchaser are consistent with Purchaser’s investment objectives, abilities and resources. PURCHASER RECOGNIZES THAT THE SHARES ARE A SPECULATIVE INVESTMENT INVOLVING A HIGH DEGREE OF RISK OF LOSS BY PURCHASER AND THAT PURCHASER COULD LOSE THE ENTIRE AMOUNT OF PURCHASER’S INVESTMENT IN THE SHARES. PURCHASER IS ABLE TO BEAR THE ECONOMIC RISK OF PURCHASER’S INVESTMENT IN THE SHARES AND AT THE PRESENT TIME CAN AFFORD A COMPLETE LOSS OF THAT INVESTMENT.

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6.7.            “Restricted Securities”; Rule 144. Purchaser understands and acknowledges that the Shares constitute “restricted securities” for the purposes of Rule 144 promulgated under the Securities Act. Purchaser understands and acknowledges that the Shares may not be sold by Purchaser pursuant to Rule 144 unless certain conditions have been satisfied. Purchaser understands and acknowledges that among the conditions for the application of Rule 144 is the availability of current information to the public about the Company. Purchaser understands and acknowledges that, if Rule 144 is available, sales of the Company’s securities made in reliance thereon can be made only in certain limited amounts, after the expiration of certain holding periods and only if specified current information about the Company and the Company’s securities is available to the public, all in accordance with the terms and in satisfaction of the conditions of Rule 144. Purchaser understands and acknowledges that, in the case of unregistered Company securities to which Rule 144 is not applicable, non-issuer transactions involving such securities must comply with some other exemption from the registration requirements of the Securities Act.

6.8.            No View to Sale or Distribution; No Advertising or General Solicitation; Bona Fide Residency. Purchaser represents and warrants all of the following: The Shares are being acquired by Purchaser for private investment purposes only and solely for Purchaser’s own account, in Purchaser’s own name, and not with a view to or for sale in connection with any distribution of the Shares to others; Purchaser has no present intention to distribute, sell or otherwise dispose of the Shares; the sale of the Shares to Purchaser was not accomplished by the publication of any written or printed communication, any pre-recorded telephone communication or any communication spoken on radio, television or similar communication media; Purchaser has not seen or received any advertisement or general solicitation with respect to the sale of Company securities of any kind, including, without limitation, the Shares; and Purchaser is a bona fide resident of the State of California.

6.9.            Legends. Purchaser acknowledges that each stock certificate issued by the Company evidencing the Shares shall have placed thereon the following (or a substantially similar) legend:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED; THEY HAVE BEEN ACQUIRED BY THE HOLDER FOR INVESTMENT AND MAY NOT BE PLEDGED, HYPOTHECATED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT AS MAY BE AUTHORIZED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER.

6.10.         Reliance on Purchaser Representations, Warranties, Etc. Purchaser understands that legal counsel for the Company may rely on all of Purchaser’s representations, warranties, acknowledgements, understandings, agreements and covenants contained in this Agreement for the purpose of rendering an opinion in connection with future issuances of Company securities.

6.11.         Company Rights. The Company shall not be required (a) to transfer on the Company’s books any of the Shares that are or have been sold or transferred in violation of any of the terms or provisions set forth in this Agreement or (b) to treat as owner of such Shares, or to accord voting rights associated with the ownership of such Shares or to pay dividends to, any transferee to whom such Shares have been so transferred.

6.12.         Purchasing From Seller; Affiliate of Company. Purchaser acknowledges that Purchaser is acquiring the Shares from the Seller, and not directly from the Company. None of the proceeds of the sale of the Shares shall be provided to or used by the Company, but rather will be the sole property of the Seller. The proceeds will not be used to advance the business or interests of the Company. Purchaser acknowledges that Seller is an “affiliate” of the Company, as such term is defined in Rule 144 promulgated under the Securities Act of 1933, as amended, and as a result, the Shares purchased by Purchaser will be restricted securities and will bear a restrictive legend as follows:

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“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”), AND HAVE BEEN ISSUED IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED UNLESS THEY ARE REGISTERED UNDER THE APPLICABLE PROVISIONS OF THE ACT OR ARE EXEMPT FROM SUCH REGISTRATION.”

7.            Purchaser’s Indemnification of Seller and of the Company. Purchaser shall indemnify, defend and hold harmless Seller and/or Seller’s successors, assigns, agents and legal counsel against and in respect of all claims, demands, losses, liabilities, costs, expenses, obligations and damages, including, without limitation, interest, penalties, costs of investigation, costs of defense and attorneys’ fees, suffered or incurred by Seller and/or Seller’s successors, assigns, agents and legal counsel, which arise, result from or relate to any breach of or inaccuracy in or failure by Purchaser to perform any of Purchaser’s representations, warranties, acknowledgements, understandings, agreements and covenants set forth in this Agreement or in any certificate or other instrument furnished by Purchaser to Seller or to be furnished by Purchaser to Seller under this Agreement. As additional consideration for Seller’s sale, transfer and assignment of the Shares to Purchaser, Purchaser hereby irrevocably agrees that Purchaser shall indemnify, defend and hold harmless the Company and/or the Company’s successors, assigns, agents and legal counsel against and in respect of all claims, demands, losses, liabilities, costs, expenses, obligations and damages, including, without limitation, interest, penalties, costs of investigation, costs of defense and attorneys’ fees, suffered or incurred by the Company and/or the Company’s successors, assigns, agents and legal counsel, which arise, result from or relate to any breach of or inaccuracy in or failure by Purchaser to perform any of Purchaser’s representations, warranties, acknowledgments, understandings, agreements and covenants set forth in this Agreement or in any certificate or other instrument furnished by Purchaser to Seller or to be furnished by Purchaser to Seller under this Agreement.

8.            General Provisions.

8.1.            Notices. Any notice or other communication required or permitted under this Agreement shall be given in writing and shall be sent by registered or certified mail with postage and fees prepaid, addressed to the other party hereto at the address of such other party hereto set forth at the end of this Agreement or at such other address as such party may designate by ten (10) days’ advance written notice to the other party hereto in accordance with this Section.

8.2.            Governing Law. The validity, construction, interpretation and enforceability of this Agreement shall be determined and governed by the laws of the State of Nevada, without regard to their conflicts-oflaws provisions.

8.3.            Choice of Forum. Any judicial proceeding brought by any party hereto as a result of a dispute or controversy arising out of or related to this Agreement shall be commenced in courts located within Orange County, California. All parties hereto agree to submit to the jurisdiction of the federal and state courts located within such county in the event of such a dispute or controversy.

8.4.            Survival of Representations, Warranties, Covenants and Agreements. The representations, warranties, covenants and agreements contained in this Agreement shall not be discharged or dissolved upon the Closing but shall survive and remain in full force and effect after the Closing.

8.5.            Severability. If any sentence, paragraph, clause or combination of the same in this Agreement is held by a court of competent jurisdiction to be unenforceable in any jurisdiction, then such sentence, paragraph, clause or combination shall be unenforceable in the jurisdiction where it is so held invalid, and the remainder of this Agreement shall remain binding on the parties hereto in such jurisdiction as if such unenforceable provision had not been contained herein. The enforceability of such sentence, paragraph, clause or combination of the same in this Agreement otherwise shall be unaffected and shall remain enforceable in all other jurisdictions.

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8.6.            No Waiver. The failure of any party hereto at any time to require performance by the other party hereto of any term or provision of this Agreement shall not affect the right of such party to require performance of such term or provision, and any waiver by any party hereto of any breach of any term or provision of this Agreement shall not be construed as a waiver of any continuing or succeeding breach of such term or provision, a waiver of such term or provision itself or a waiver of any right under this Agreement.

8.7.            Written Amendments. This Agreement may not be modified, amended, altered or changed in any respect whatsoever except by further agreement in writing, duly executed by all parties hereto. No oral statements or representations made after the date of this Agreement by either party hereto are binding on such party, and neither party hereto shall have the right to rely on such oral statements or representations.

8.8.            Assignment. Neither this Agreement nor any of the rights, interests or obligations of either party hereto arising under this Agreement may be assigned by either party hereto without the prior written consent of the other party hereto.

8.9.            Successors. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective heirs, successors, subcontractors, personal representatives and permitted assigns.

8.10.         Headings and Captions. The headings and captions appearing at the beginning of each Section and subsection of this Agreement are included herein for the convenience of reference only, do not constitute a part of this Agreement and shall not be deemed to limit, characterize or in any way affect any term or provision of this Agreement or its interpretation. This Agreement shall be enforced and construed as if no headings or captions appeared herein.

8.11.         Attorneys’ Fees. If a dispute arises with respect to this Agreement, then the party prevailing in such dispute shall be entitled to recover from the other party all expenses, including, without limitation, reasonable attorneys’ fees and expenses, incurred in ascertaining such party’s rights and in preparing to enforce and in enforcing such party’s rights under this Agreement, whether or not it was necessary for such party to institute suit.

8.12.          Voluntary Execution and Delivery; Legal Counsel. Each of Seller and Purchaser hereby acknowledges that each of them has read carefully this Agreement and understands all of its terms and that each of them voluntarily is executing and delivering this Agreement. Each of Seller and Purchaser hereby further acknowledges that the Company’s legal counsel is not legal counsel to either Seller or Purchaser and has not advised either Seller or Purchaser in any way in connection with or regarding this Agreement or the transaction contemplated by this Agreement. Each of Seller and Purchaser represents, warrants and acknowledges to each other and to the Company that each of them has been given and had the opportunity to be represented by independent legal counsel in connection with this Agreement and the transaction contemplated by this Agreement and has consulted with such independent legal counsel or has waived the right to do so.

8.13.          Entire Agreement. This Agreement constitutes and shall be deemed to contain the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior oral and written agreements or representations with respect to the subject matter hereof that are not expressly set forth herein.

8.14.          Counterpart Execution. This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same original.

8.15.          Facsimile or Other Electronic Transmission. The confirmed facsimile or other electronic transmission (including email) by one party hereto of a signed copy of the signature page of this Agreement to the other party hereto or such party’s agent shall constitute the delivery of this Agreement.

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IN WITNESS WHEREOF, Seller and Purchaser have duly executed this Agreement to be effective as of the date first written above.

“Seller”:

/s/ Steven Lu
Steven Lu

Address:

21066 Willow Heights Drive

Diamond Bar, CA 91765

“Purchaser”:
FOCUS UNIVERSAL INC.

/s/ Desheng Wang
Desheng Wang

Address:

2311 East Locust Court

Ontario, CA 91761

[SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT]